SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): July 14, 2004


                                  ASHLAND INC.
             (Exact name of registrant as specified in its charter)


                                    Kentucky
                 (State or other jurisdiction of incorporation)

                        1-2918                           61-0122250
               (Commission File Number)               (I.R.S. Employer
                                                     Identification No.)


   50 E. RiverCenter Boulevard, Covington, Kentucky     41012-0391
           (Address of principal executive offices)     (Zip Code)


   P.O. Box 391, Covington, Kentucky                    41012-0391
          (Mailing Address)                             (Zip Code)


        Registrant's telephone number, including area code (859) 815-3333


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Item 5.  Other Events
------   ------------

     On July 14, 2004, Ashland Inc. ("Ashland") announced that Kathleen A. Ligocki has been elected to serve as a Class I Director on the Ashland Board of Directors. Ms. Ligocki is President and Chief Executive Officer of Tower Automotive, Inc.

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                                 SIGNATURES
                                 ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                    ASHLAND INC.
                                        ----------------------------------------
                                                    (Registrant)



    Date:  July 14, 2004                        /s/ David L. Hausrath
                                        ----------------------------------------
                                        Name:     David L. Hausrath
                                        Title:    Senior Vice President, General
                                                  Counsel and Secretary



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